SETTLEMENT AND RELEASE AGREEMENT

THIS SETTLEMENT AND RELEASE AGREEMENT (this “Agreement”) is made as of the 6th  day of February, 2015.

AMONG:

bBOOTH, INC., Nevada a corporation having an address at 1157 North Highland Avenue, Suite C, Hollywood, CA 90038

(“bBooth”)

AND:

SONGSTAGRAM, INC., a Nevada corporation having an address at 15462 Cabrito Road, Van Nuys, CA 91406

(“Songstagram”)

AND:

JEFF FRANKLIN, an individual having an address at

SSN or other Tax Identification Number:

(the “Claimant”)

WHEREAS:

A. bBooth has agreed to acquire from Songstagram certain assets of Songstagram, including all intellectual property related to, or used in connection with, the Songstagram application and bBooth has also agreed to acquire from Rocky Wright certain other assets related to, or used in connection with, the Songstagram application and the business of Songstagram (collectively, the “Songstagram Assets”);

B. The Claimant has notified bBooth and Songstagram that it has a claim against the Songstagram Assets (the “Claimed Interest”);

C. The Parties (as defined herein) wish to resolve any disputes, including the Claimed Interest, and forever release any and all claims between and amongst the Parties; and

D. The Claimant has agreed to settle all right, title and claim in and to the Claimed Interest in consideration for the issuance of an aggregate of 500,000 shares of common stock in the capital of bBooth (collectively, the “Shares”) pursuant to the terms and conditions of this Agreement;

THIS AGREEMENT WITNESSES THAT, in consideration of the covenants and agreements set out herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, bBooth, Songstagram and the Claimant (each, a “Party” and one or more being “Parties”) covenant and agree as follows:

1.	ISSUANCE OF bBOOTH SHARES IN SETTLEMENT OF CLAIMED INTEREST

1.1
In full and final settlement of the Claimed Interest, bBooth will, within ten (10) business days of the date of this Agreement, issue to the Claimant the Shares, as fully paid and non-assessable shares of common stock in the capital of bBooth, and the Claimant will accept the Shares as full and final settlement of the Claimed Interest.

1.2
In consideration of the issuance of the Shares by bBooth to the Claimant, the Claimant agrees that the Claimant will not, for a period commencing on the date of this Agreement and ending 12 months after the date of this Agreement, (1) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, or otherwise dispose of, directly or indirectly, any of the Shares, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares.

1.3
This Agreement constitutes a single, integrated written contract expressing the entire agreement of the Parties concerning the subject matter referred to in this Agreement and no covenants, agreements, promises, representations, or warranties of any kind, whether express or implied in law or fact, have been made by any Party to this Agreement, except as specifically set forth in this Agreement.  All prior and contemporaneous discussions, negotiations, and agreements have been and are merged and integrated into, and are superseded by, this Agreement.

2.	RELEASE AND WAIVER OF SECTION 1542 OF CALIFORNIA CIVIL CODE

2.1
The Claimant hereby represents, warrants and agrees that the Claimed Interest constitutes all of the right, title and interest in or to any of the Songstagram Assets that the Claimant had, has or may have in the future.

2.2	The Claimant hereby agrees that, upon issuance of the Shares by bBooth in accordance with the provisions of this Agreement:

(a)	all of his right, title, interest and claim in, in connection with, or to, the Claimed Interest will be fully satisfied and extinguished;

(b)
the Claimant, for himself and all of his successors, assigns, heirs, administrators, representatives, agents, associates and affiliates, and of any successors thereof (collectively, the “Releasors”), will irrevocably and unconditionally remise, release, acquit and forever discharge bBooth and all of its present, former and future directors, officers, shareholders, employees, associates, affiliates, partners, agents, administrators, counsel, consultants, contractors, representatives, agents, and assigns, and those of any successors of any of the foregoing (collectively, the “Releasees”), of and from any and all manner of actions, causes of action, suits, debts, sums of money, due accounts, dues, bonds, covenants, contracts, claims, demands, damages, costs, expenses, liabilities, compensation and any and all legal obligations of any and every kind and nature whatsoever and howsoever arising, whether at law or in equity, or under any statute, whether known or unknown, and suspected or unsuspected, which the Releasors had, have, or may at any time in the future have, with respect to the Claimed Interest;

(c)
the Releasors will not, directly or indirectly, join, assist, aid, or act in concert in any manner whatsoever with, any other person in the making of any claim or demand, or in the bringing of any proceeding or action, in any manner whatsoever against the Releasees or any of them with respect to the Claimed Interest or any of the Songstagram Assets; and

(d)
the Releasors will not make or continue any claim or complaint, or initiate or continue any proceeding, against any person which might be entitled to claim, pursuant to the provisions of any applicable statute or otherwise, contribution, indemnity or other relief against the Releasees or any of them arising out of or in relation to the Claimed Interest.

2.3
The Claimant acknowledges and agrees that, in entering into this Agreement, he: (a) has been advised, and has had an opportunity, to obtain independent legal advice, (b) has exercised his own independent judgment and (c) has not been influenced, to any extent whatsoever, by any representations, statements or conduct of any kind whatsoever by either of the other Parties.

2.4
The Claimant does hereby, on his own behalf and on behalf of all Releasors, expressly waive and relinquish all rights and benefits afforded by Section 1542 of the Civil Code of California, and any other comparable and applicable state laws, and does so understanding and acknowledging the significance and consequences of such specific waiver of Section 1542. The Claimant acknowledges that he is being represented in this matter by legal counsel, and acknowledges that he is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of all claims with respect to the Claimed Interest, the Claimant expressly acknowledges that this Agreement is also intended to include in his effect, without limitation, all claims which he does not know or expect to exist in his favor at the time of execution hereof, and that this Agreement contemplates, and effects, the extinguishment of any such claim or claims.

2.5
The Claimant hereby warrants and represents to bBooth that, as to any of the Claimed Interest, the Claimant is the sole and absolute owner thereof, free and clear of all of the rights and interest of any other person therein and has the right, ability and sole power to release the Claimed Interest.

3.	DOCUMENTS REQUIRED FROM THE CLAIMANT

3.1	As a condition precedent to the issuance of the Shares, the Claimant must complete, sign and return to bBooth:

(a)	a copy of this Agreement; and

(b)	an Accredited Investor Questionnaire (the “Questionnaire”) in the form attached as Schedule A to this Agreement.

3.2
The Claimant shall complete, sign and return to bBooth as soon as possible, on request by bBooth, any other documents, questionnaires, notices and undertakings as may be required by any regulatory authorities, stock exchanges and applicable laws in connection with the issuance of the Shares.

4.	ACKNOWLEDGEMENTS AND AGREEMENTS OF THE CLAIMANT

4.1	The Claimant acknowledges and agrees that:

(a)
the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the "1933 Act"), or under any securities or "blue sky" laws of any state of the United States and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to a U.S. Person, as that term is defined in Regulation “S” (“Regulation “S”) promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the 1933 Act, except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)	bBooth has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or any other securities legislation;

(c)
the decision to acquire the Shares has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of bBooth and such decision is based entirely upon a review of any public information (the “Public Record”) which has been filed by bBooth with the SEC;

(d)
the Claimant and the Claimant’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from bBooth in connection with the acquisition of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about bBooth;

(e)
all of the information which the Claimant has provided to bBooth is correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to this Agreement being executed by bBooth, the Claimant will immediately provide bBooth with such information;

(f)
bBooth is entitled to rely on the representations and warranties of the Claimant contained in this Agreement and the Questionnaire, and the Claimant will hold harmless bBooth from any loss or damage it may suffer as a result of the Claimant’s failure to correctly complete this Agreement or the Questionnaire;

(g)
the Claimant has been advised to consult the Claimant’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and he is solely responsible (and bBooth is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Claimant is resident in connection with the distribution of the Shares hereunder, and

(ii)	applicable resale restrictions;

(h)
bBooth will refuse to register the transfer any of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable securities laws;

(i)
the Claimant consents to the placement of a legend or legends on any certificate or other document evidencing any of the Shares setting forth or referring to the restrictions on transferability and resale thereof contained in this Agreement, with such legend(s) to be substantially as follows:

THESE SECURITIES ARE SUBJECT TO A LOCK-UP AGREEMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED, MADE THE SUBJECT OF ANY OPTION, CONTRACT TO PURCHASE, SWAP OR OTHER ARRANGEMENT, OR OTHERWISE DISPOSED OF DIRECTLY OR INDIRECTLY IN ANY MANNER WHATSOEVER FOR A PERIOD OF 12 MONTHS ENDING ON FEBRUARY 6, 2016.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(j)	no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares; and

(k)	there is no government or other insurance covering any of the Shares.

5.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CLAIMANT

5.1	The Claimant hereby represents and warrants to and covenants with bBooth, as of the date of this Agreement that:

(a)	the Claimant is resident at the address set forth on the first page of this Agreement;

(b)	the Claimant has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

(c)
the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law known by the Claimant to be applicable to the Claimant or of any agreement, written or oral, to which the Claimant may be a party or by which the Claimant is or may be bound;

(d)
the Claimant has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Claimant enforceable against the Claimant, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (ii) general principles of equity that restrict the availability of equitable remedies;

(e)	the Claimant has received and carefully read this Agreement;

(f)	the Claimant is aware that an investment in bBooth is speculative and involves certain risks, including the possible loss of the entire investment;

(g)
the Claimant agrees that bBooth will not be responsible in any way whatsoever for the Claimant’s decision to invest in the Shares and bBooth except to the extent that bBooth has engaged in intentional or grossly negligent misrepresentation or fraud;

(h)
the Claimant (i) has adequate net worth and means of providing for his current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of the loss of the entire deemed value of the Shares;

(i)
the Claimant (i) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of his prospective investment in the Shares; and (ii) can afford the complete loss of this investment;

(j)
the Claimant understands and agrees that bBooth and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and the Questionnaire, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Claimant shall promptly notify bBooth;

(k)
all information contained in the Questionnaire is complete and accurate and may be relied upon by bBooth, and the Claimant will notify bBooth immediately of any material change in any such information occurring prior to the Closing;

(l)	the Claimant is not an underwriter of, or dealer in, the Shares, nor is the Claimant participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(m)
the Claimant understands and agrees that there may be material tax consequences to the Claimant of an acquisition or disposition of the Shares. bBooth gives no opinion and makes no representation with respect to the tax consequences to the Claimant under federal, state, local or foreign tax law of the Claimant’s acquisition or disposition of the Shares;

(n)
the Claimant is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(o)	no person has made to the Claimant any written or oral representations:

(i)	that any person will resell or purchase any of the Shares,

(ii)	as to the future price or value of any of the Shares, or

(iii)
that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares on any stock exchange or automated dealer quotation system, except that certain market makers make market in bBooth’s shares of common stock on the OTCQB marketplace operated by the OTC Markets Group.

5.2
In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of this Agreement includes any person in the United States.

6.	REPRESENTATIONS, WARRANTS AND COVENANTS OF BBOOTH

6.1	bBooth hereby represents and warrants to and covenants with the Claimant, as of the date of this Agreement that:

(a)
bBooth is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada.  bBooth has all requisite corporate power and authority to own and operate its assets and to execute and deliver this Agreement and any another agreements or instruments required hereunder.  bBooth is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties makes such qualification necessary, except for those jurisdictions in which failure to do so would have a material adverse effect on bBooth or its business;

(b)
all corporate action on the part of bBooth necessary for the authorization of this Agreement, the performance of all obligations of bBooth hereunder and the authorization, issuance and delivery of the Shares pursuant hereto, has been taken or will be taken prior to the Closing Date.  This Agreement and any agreements required hereunder when executed and delivered, will be the valid and binding obligations of bBooth enforceable in accordance with its and their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (ii) general principles of equity that restrict the availability of equitable remedies; and

(c)
the issuance, sale and delivery of the Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of bBooth.  The Shares, when issued and delivered in accordance with the provisions of this Agreement, will be duly and validly issued.

7.	CONFIDENTIAL INFORMATION

7.1
“Confidential Information” means, for the purposes of this Agreement, any information regarding this Agreement, Songstagram, the Songstagram Assets or the Claimed Interest unless: (a) such information is already known to the other party or his representatives or to others not bound by a duty of confidentiality; (b) such information becomes publicly available through no fault of the other party or his representatives; (c) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated herein; or (d) the furnishing or use of such information is required by, or necessary or appropriate in connection with, legal proceedings.

7.2
Within five (5) days of the execution of this Agreement by all of the Parties, the Claimant shall return all originals, copies, reproductions and summaries of or relating to the Confidential Information to bBooth.

7.3
The Claimant agrees that he has not disclosed, and will not at any time before or after the execution of this Agreement disclose, any Confidential Information to third parties, other than to his financial advisors and his legal counsel, and except as may be required under any applicable law; provided that, if the Claimant is required by law to make any such disclosure, he must first provide to the other Parties, in writing, the content of the proposed disclosure, the reasons that such disclosure is required by law, and the time and place that the disclosure will be made.

7.4	The Claimant hereby agrees that, at any time after the execution of this Agreement, the Claimant will not utilize, in anyway whatsoever, the Confidential Information.

8.	COLLECTION OF PERSONAL INFORMATION

8.1
The Claimant acknowledges and consents to the fact that bBooth is collecting the Claimant’s personal information for the purpose of fulfilling this Agreement. The Claimant’s personal information (and, if applicable, the personal information of those on whose behalf the Claimant is contracting hereunder) may be disclosed by bBooth to: (a) stock exchanges or securities regulatory authorities to the extent required by applicable law, (b) bBooth’s registrar and transfer agent, (c) tax authorities and any other governmental authorities and (d) any of the other parties involved in this Agreement, including legal counsel.  By executing this Agreement, the Claimant is deemed to be consenting to the collection, use and disclosure of the Claimant’s personal information (and, if applicable, the personal information of those on whose behalf the Claimant is contracting hereunder) solely for the foregoing purposes, and to the retention of such personal information for as long as permitted or required by law or reasonably necessitated by customary business practice.

9.	GENERAL

9.1	This Agreement may not be amended except by an instrument in writing signed by each of the Parties.

9.2
The Parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

9.3
This Agreement will be governed by and construed in accordance with the laws of the State of California. The Parties acknowledge that this Agreement evidences a transaction involving interstate commerce.

9.4
Any notice required or permitted to be given under this Agreement will be in writing and may be given by delivering, sending by email or other means of electronic communication capable of producing a printed copy, or sending by prepaid registered mail, the notice to the following address or number:

If to bBooth:

bBooth, Inc.
1157 North Highland Avenue, Suite C
Los Angeles, CA, USA 90038
Attention:       Rory Cutaia
Telephone:     (855) 250-2300
Email:             rory@bbooth.com

With a copy (which will not constitute notice) to:

Clark Wilson LLP
900 – 885 West Georgia Street
Vancouver, BC, Canada, V6C 3H1
Attention:       Virgil Z. Hlus
Telephone:     (604) 687-5700
Email:             vzh@cwilson.com

If to Songstagram:

Songstagram, Inc.
15462 Cabrito Road
Van Nuys, CA, USA 91406
Attention:       Rocky Wright
Telephone:     (951) 757-9578
Email:             rocky@sonstagram.com

 If to the Claimant:

Jeff Franklin
___________________________
___________________________
Telephone:     ___________________________
Email:            ___________________________

(or to such other address or number as any Party may specify by notice in writing to another Party).

Any notice delivered or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy on a business day will be deemed conclusively to have been effectively given on the day the notice was delivered, or the transmission was sent successfully to the number set out above, as the case may be.

Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

9.5
This Agreement, the schedules attached hereto, contain the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, among any of the Parties with respect thereto. Any preceding correspondence or offer is expressly superseded and terminated by this Agreement.

9.6
In this Agreement, wherever the singular or masculine is used the same will be deemed to include the plural, feminine or body politic or corporate and also the successors and assigns of the parties hereto and each of them where the context of the Parties so require.

9.7
The Claimant may not assign any of the Claimant’s respective rights under this Agreement without the prior consent of each of the other Parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of each of the Parties, as applicable.  Nothing expressed or referred to in this Agreement will be construed to give any person other than the Parties any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the Parties and their successors and assigns, as applicable.

9.8
If any covenant or other provision of this Agreement is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, then such covenant or other provision will be severed from and will not affect any other covenant or other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal, or unenforceable covenant or provision had never been contained in this Agreement.  All other covenants and provisions of this Agreement will, nevertheless, remain in full force and effect and no covenant or provision will be deemed dependent upon any other covenant or provision unless so expressed herein.

9.9	The Parties shall bear their own respective attorneys' fees, costs, and any other expenses incurred in connection with their respective claims and the subject matter of this Agreement.

9.10
The Parties acknowledge that, after the execution of this Agreement, they may discover facts different from or in addition to those which each Party now knows or believes to be true with respect to the claims released in this Agreement, and each Party agrees that despite such a discovery this Agreement shall be and remain in full force and effect.  Similarly, in entering into this Agreement, each Party assumes the risk of misrepresentations, concealments, or mistakes, and if any Party should subsequently discover that any fact relied upon in entering into this Agreement was untrue, that any fact was concealed from such Party, or that such Party's understanding of the facts or law was incorrect, such Party shall not be entitled to set aside this Agreement or the settlement reflected in this Agreement and shall not be entitled to recover any damages on that account.  Each Party relies on the finality of this Agreement as a material factor inducing that Party's execution of this Agreement.

9.11
The Parties acknowledge, understand and agree that this Agreement represents a settlement and compromise of disputed claims, and that, the fact of this Agreement, the substance of its recitations and provisions or the establishment and payment hereunder is not, and shall not be construed, in any manner as an admission or acknowledgment of the existence of any liability or wrongdoing on the part of any of the Parties, all such liability or wrongdoing being expressly denied.

9.12
This Agreement may be enforced by any Party by a motion under California Code of Civil Procedure Section 664.6 or by any other procedure permitted by law in the Superior Court of California for the County of Los Angeles.  The prevailing party in any motion brought to enforce this Agreement pursuant to Section 664.6 shall be entitled to its reasonable attorney’s fees expended in connection with bringing or defending such motion.

9.13
The Parties hereto are sophisticated and have been represented by lawyers throughout this transaction who have carefully negotiated the provisions hereof.  As a consequence, the Parties agree that the presumptions of Section 1654 of the Civil Code of California relating to the interpretation of contracts against the drafter of any particular clause should not be applied in this case and therefore waive its effects.

9.14
This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument, and delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of an original copy of this Agreement as of the date set out on the first page of this Agreement.

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IN WITNESS WHEREOF the Parties have executed this Settlement and Release Agreement as of the date set out on the first page hereof.

bBOOTH, INC.

Per:   /s/ Rory J.  Cutaia
         Authorized Signatory

SONGSTAGRAM, INC.

Per:   /s/ Rocky Wright
         Authorized Signatory

EXECUTED and DELIVERED by JEFF FRANKLIN in the presence of: /s/ signed Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Jeff Franklin JEFF FRANKLIN

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SCHEDULE A

ACCREDITED INVESTOR QUESTIONNAIRE

Capitalized terms used in this Accredited Investor Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Settlement and Release Agreement among the undersigned (the “Claimant”), bBooth, Inc. (“bBooth”) and Songstagram, Inc. to which this Schedule B is attached (the “Settlement Agreement”).

The Claimant represents, warrants, covenants and certifies (which representations, warranties, covenants and certifications will survive the settlement of the transactions contemplated by the Agreement) to bBooth (and acknowledges that bBooth is relying thereon) that:

1.
if the Claimant is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________

(a) a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Shares are acquired, but includes any mortgage amount in excess of the home’s fair market value, or

___________

(b) a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

2.	if the Claimant is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):
___________

(a) an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000,

___________

(b) a “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors,

___________	(c) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),
___________

(d) a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Shares, whose acquisition is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

___________	(e) an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 1 of this Questionnaire.

The Claimant acknowledges and agrees that it may be required to supply bBooth with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Claimant’s status as an Accredited Investor.

If the Claimant is an entity which initialled Section 2(e) of this Questionnaire, the Claimant has also initialled next to all boxes in Section 1  of this Questionnaire that are applicable to the equity owners of the Claimant.

The Claimant hereby certifies that the information contained in this Questionnaire is complete and accurate and the Claimant will notify bBooth promptly of any change in any such information.

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If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the individual executing on behalf of the Claimant represents that it has the authority to execute and deliver this Questionnaire on behalf of the Claimant.

The Claimant instructs bBooth to register and deliver the Shares as follows:

Register the Shares as set forth below:

________________________________________
(Name to Appear on Share Certificate)

________________________________________
(Address for Registration, including city, state of residence and zip code)

Deliver the Share Certificate as set forth below:

________________________________________
(Name)

________________________________________
(Address)

________________________________________
    (Contact Name)                      (Telephone Number)

IN WITNESS WHEREOF the Claimant has executed this Questionnaire as of the date set out on the first page of the Settlement Agreement.

X
Signature of individual (if the Claimant is an individual)
X
Authorized signatory (if the Claimant is not an individual)

Name of the Claimant (please print)

Name of authorized signatory (please print)